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                                                                  Exhibit 10.17

                              KEY TECHNOLOGY, INC.
                         PROFIT SHARING AND 401(k) PLAN
                                2001 RESTATEMENT

                                 AMENDMENT NO. 3

     Pursuant to Section 10.2 of the Key Technology, Inc. Profit Sharing and 401(k) Plan, 2001 Restatement (the "Plan"), the sponsoring employer hereby adopts the following amendment:

          1. Vesting Schedule. Section 5.3.1 of the Plan is amended by adding the following paragraph after the second full paragraph and vesting schedule:

          "This paragraph shall apply to Participants who complete an Hour of Service under the Plan in a Plan Year beginning after December 31, 2001. In the event that such a Participant's employment terminates for any reason other than retirement, death or disability the percentage of the Participant's Employer Account which shall be vested and nonforfeitable shall be determined according to the following schedule:

               Years of Service             Vested Percentage

                  Less than 2                       0%
                       2                           25%
                       3                           50%
                       4                           75%
                       5                          100%

          2. This Amendment shall be effective as of January 1, 2002. Except as amended, the Plan shall remain in full force and effect.

                                                     KEY TECHNOLOGY, INC.


                                                     By:  /s/  Thomas C. Madsen
                                                         ----------------------
                                                     Date Signed: 7/3/02